UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          June 15, 2007 (June 11, 2007)
                Date of Report (Date of earliest event reported)


                         Terra Firma Technologies, Inc.
             (Exact name of registrant as specified in its charter)


         Delaware                    000-50942                  38-3697402
(State or other jurisdiction        (Commission               (IRS Employer
     of Incorporation)              File Number)          Identification Number)


175 West Jackson Street, Chicago Illinois                         60604
(Address of principal executive offices)                        (Zip Code)


                                 (313) 939-8039
               Registrant's telephone number, including area code


                           Highriver Acquisition Corp.
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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ITEM 5.02. DEPARTURES OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS.

     On June 11, 2007 the Company appointed Mr. Thomas W. Schlosser as Chief Financial Officer.

     Mr. Schlosser holds a BS in accounting and an MBA from Rockford College and is a Chartered Financial Analyst, Certified Public Accountant, Certified Internal Auditor and Certified Managerial Accountant. Mr. Schlosser was licensed as a series three, seven and nine broker and traded Financial Derivative
Instruments via private trading company from 1988 through 1995 and was registered Commodity Trading Advisor until 2000. He formerly served as CFO for SDTC and is published in several Financial Journals.

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

     On June 11, 2007, the Registrant filed an Amendment to its Certificate of Incorporation, changing its name to "Terra Firma Technologies, Inc." A copy of the filed Amendment is attached hereto as Exhibit 3.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits

  3.1 Amendment to the Certificate of Incorporation of the Registrant, filed June 11, 2007.

                                 SIGNATURES

Pursuant to the requirements of the Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Terra Firma Technologies, Inc.



Date: June 15, 2007                       By: /s/ Brian Kawamura
                                             ---------------------------------
                                             Brian Kawamura, President

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